Exhibit 99.5


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re Pharmaceutical Formulations, Inc.                    Case No. 05-11910-MFW
                                             Reporting Period:     December 2005

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------
                                                          Document   Explanation
REQUIRED DOCUMENTS                              Form No.  Attached     Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements      MOR-1
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                        MOR-1 (CONT)
  Copies of bank statements Cash disbursements
    journals
Statement of Operations                          MOR-2
Balance Sheet                                    MOR-3
Status of Postpetition Taxes                     MOR-4
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed
    during reporting period
Summary of Unpaid Postpetition Debts             MOR-4
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging     MOR-5
Debtor Questionnaire                             MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                              Date

---------------------------------------
Signature of Joint Debtor                        Date

/s/  Robert D. Katz                              2/22/2006
---------------------------------------          ---------
Signature of Authorized Individual*              Date

---------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     December 2005

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

----------------------------------------------------------------------------------------------------------------------------------
                                                 BANK ACCOUNTS                    CURRENT MONTH         CUMULATIVE FILING TO DATE
                                     OPER.     PAYROLL     TAX     OTHER      ACTUAL       PROJECTED       ACTUAL       PROJECTED
----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING  OF MONTH          7,829,352       0         0        0      7,829,352     (2,013,000)        33,021    (1,691,000)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
CASH  SALES                               0                                         0              0              0
ACCOUNTS RECEIVABLE                       0                                         0      4,250,000     13,105,774    25,946,000
LOANS AND ADVANCES (CIT+ICC)        698,230                                   698,230              0     19,651,730        60,000
SALE  OF  ASSETS                          0                                         0              0     22,110,429             0
TRANSITION SERVICES AGREEMENT             0                                         0      2,231,000              0
OTHER  (ATTACH  LIST)               122,779                                   122,779              0        592,100             0
TRANSFERS (FROM  DIP ACCTS)               0                                         0              0              0             0

    TOTAL  RECEIPTS                 821,009                                   821,009      4,250,000     57,691,033    26,006,000
----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
NET PAYROLL                        (513,618)                                 (513,618)      (500,000)    (4,724,160)   (5,940,000)
PAYROLL TAXES                      (240,364)                                 (240,364)             0     (1,928,523)            0
401K AND OTHER DEDUCTIONS              (900)                                     (900)       (20,000)      (263,701)     (400,000)
SALES, USE, & OTHER TAXES                 0                                         0              0              0             0
INVENTORY PURCHASES                       0                                         0       (200,000)    (5,932,073)   (8,225,000)
SECURED/ RENTAL/ LEASES              (2,493)                                   (2,493)      (168,000)    (1,635,781)   (1,396,000)
INSURANCE                          (132,271)                                 (132,271)      (205,000)    (1,349,905)   (1,882,000)
ADMINISTRATIVE                     (110,525)                                 (110,525)      (330,000)    (1,701,372)   (2,398,000)
SELLING                                   0                                         0       (190,000)      (610,967)   (1,200,000)
DIP FACILITY FEE AND EXPENSES             0                                         0       (120,000)      (466,972)     (930,000)
REPAYMENT OF DIP LOANS                    0                                         0              0    (28,422,388)            0
PAYOFF OF CAPITAL LEASES                  0                                         0              0     (2,338,386)            0
OWNER DRAW *                              0                                         0              0              0             0
TRANSFERS (TO DIP ACCTS)                  0                                         0              0              0             0
PROFESSIONAL FEES                  (582,799)                                 (582,799)      (125,000)    (1,272,436)   (1,565,000)
U.S. TRUSTEE  QUARTERLY FEES              0                                         0              0        (10,000)            0
COURT COSTS                               0                                         0              0              0             0
TOTAL DISBURSEMENTS              (1,582,970)                               (1,582,970)    (1,858,000)   (50,656,662)  (23,936,000)
----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                      (761,961)                                 (761,961)     2,392,000      7,034,371     2,070,000
(RECEIPTS LESS DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH               7,067,391                                 7,067,391        379,000      7,067,391       379,000

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                             THE FOLLOWING SECTION MUST BE COMPLETED
----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                   $ 1,582,970
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                                $        --
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                                 $        --
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                       $ 1,582,970
                                                                                                                       FORM MOR-1
                                                                                                                           (9/99)


CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     December 2005

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

Disclosure regarding bank reconciliations:

Of PFI's several bank accounts (operating, concentration, payroll, lockbox) all reconciliations are up to date.

It is important to note that as part of its ongoing cash management practices, PFI also performs a daily reconciliation between its books and the bank's balance. The Company records, tracks and reconciles daily the checks and wires it sends out, the cash received and its cash balance.

                                                              FORM MOR-1 (CON'T)
                                                                (9/99)

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     December 2005

                            STATEMENTS OF OPERATIONS

                                   (Unaudited)

                                                                Month Ended
                                                            December 31, 2005
                                                            -----------------
REVENUES
   Gross sales                                                  $         --
   Less:  Sales discounts and allowances                                  --
                                                                ------------
                     NET SALES                                            --
                                                                ------------

COST AND EXPENSES
   Cost of goods sold                                                253,000(1)
   Distribution expense                                                   --
   Selling, general and administrative                               415,000
   Research and development                                               --
                                                                ------------
                                                                     668,000
                                                                ------------

        EBITDA - Before Bankruptcy & Restructuring Costs            (668,000)
  Bankruptcy & Restructuring Costs                                   297,000
                                                                ------------

                    EBITDA                                          (965,000)
                                                                ------------


OTHER INCOME (EXPENSE)
   Depreciation and amortization                                          --
   Interest expense                                                  (75,000)
   Other                                                              20,000
                                                                ------------
                                                                     (55,000)
                                                                ------------

               LOSS BEFORE MANAGEMENT FEE                         (1,020,000)
   Management fee                                                         --
                                                                ------------

               LOSS BEFORE INCOME TAX BENEFIT                     (1,020,000)
INCOME TAX BENEFIT                                                   357,000
                                                                ------------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS                    $   (663,000)
                                                                ============

LOSS PER COMMON SHARE - BASIC AND DILUTED                       $      (0.01)
                                                                ============

WEIGHTED AVE. NUMBER OF COMMON SHARES OUTSTANDING                 86,161,000
                                                                ============

(1)   Includes severance & KERP payments to employees in Production Area

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     December 2005

                    PHARMACEUTICAL FORMULATIONS, INC.

                               (Unaudited)
                             BALANCE SHEETS

                                                       December 31,        January 1,
                                  ASSETS                   2005               2005
                                                       ------------       ------------
CURRENT ASSETS
    Cash                                               $  7,067,000(1)    $      1,000
    Accounts receivable - net of allowance for
      doubtful accounts                                          --          8,928,000
    Inventories                                                  --          9,492,000
    Deferred tax benefit                                    729,000(2)         729,000
    Prepaid expenses and other current assets             1,046,000            378,000
                                                       ------------       ------------
                Total current assets                      8,842,000         19,528,000

PROPERTY, PLANT AND EQUIPMENT
    Net of accumulated depreciation and amortization             --         12,041,000

OTHER ASSETS
     Investment in Konsyl Pharmaceuticals, Inc.           9,204,000          9,204,000
     Other assets                                            54,000            229,000
                                                       ------------       ------------
                Total other assets                        9,258,000          9,433,000
                                                       ------------       ------------

                                                       $ 18,100,000       $ 41,002,000
                                                       ============       ============

     LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
    Current portion of long-term debt                  $    500,000       $  1,995,000
    Current portion of capital lease obligations          2,095,000            464,000
    Due to ICC Industries Inc.                           22,253,000         14,778,000
    Due to Konsyl Pharmaceuticals, Inc.                   2,316,000          3,485,000
    Accounts payable (pre-petition)                       1,545,000          7,535,000
    Accounts payable (post-petition)                        307,000                 --
    Asset Realization                                       963,000(3)              --
    Accrued expenses                                        348,000          2,135,000
                                                       ------------       ------------
                Total current liabilities                30,327,000         30,392,000
                                                       ------------       ------------

LONG-TERM DEBT DUE ICC INDUSTRIES INC                    20,774,000         18,604,000
                                                       ------------       ------------

LONG-TERM DEBT, OTHER                                       750,000         14,862,000
                                                       ------------       ------------

LONG-TERM CAPITAL LEASE OBLIGATIONS                              --          1,681,000
                                                       ------------       ------------

STOCKHOLDERS' EQUITY
    Common stock - par value $.08 per share;
      200,000,000 shares authorized; 86,160,787
      and  86,160,787 shares issued and outstanding       6,893,000          6,893,000
    Capital in excess of par value                       53,190,000         53,195,000
    Accumulated deficit                                 (93,834,000)       (84,625,000)
                                                       ------------       ------------
                Total stockholders' (deficiency)        (33,751,000)       (24,537,000)
                                                       ------------       ------------

                                                       $ 18,100,000       $ 41,002,000
                                                       ============       ============

(1)   Restricted amount - held in escrow accounts.
(2)   Tax entry from last year; current year not booked yet.
(3)   Result of entries to record close-out of operations.

     Preliminary Draft - For Discussion Purposes Only - Subject To Revision


CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     December 2005

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------------
                                           Beginning       Amount                                                          Ending
                                              Tax       Withheld or        Amount         Date        Check No.              Tax
                                           Liability      Accrued           Paid          Paid         or EFT             Liability
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                   1,643         86,307        (82,475)  All payroll taxes are debited           5,475
FICA-Employee                                   777         23,532        (21,878)  directly from PFI's bank account 2      2,431
FICA-Employer                                   777         30,625        (28,981)  days prior to each pay date. In         2,420
Unemployment                                      0            250            (17)  December, the amounts were debited        233
Income                                            0              0              0   on 12/7, 12/14, 12/21, and 12/27.           0
Other:_________________                           0              0              0                                               0
   Total Federal Taxes                        3,196        140,714        (133,351)                                        10,559
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                     356         20,140        (19,342)                                          1,154
Sales                                             0              0              0                                               0
Excise                                            0              0              0                                               0
Unemployment                                      0            962            (12)                                            950
Real Property                                     0              0              0                                               0
Personal Property                                 0              0              0                                               0
Other:_________________                           0              0              0                                               0
   Total State and Local                        356         21,102        (19,354)                                          2,104
Total Taxes                                   3,552        161,816       (152,705)                                         12,663


                                              SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                            Current            0-30           31-60         61-90         Over 90          Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                            307,000              0              0             0              0            307,000
Wages Payable                                22,158
Taxes Payable                                12,663
Rent/Leases-Building                              0
Rent/Leases-Equipment                             0
Secured Debt/Adequate Protection Payments         0
Professional Fees                                 0
Amounts Due to Insiders*                          0
Other:__________________________                 --
Other:__________________________                 --
Total Postpetition Debts                    341,821

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                                    FORM MOR-4
                                                                                                                      (9/99)

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:     December 2005

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                      Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         0
+ Amounts billed during the period
- Amounts collected during the period
- Amounts transferred to Leiner Health Products                            0
Total Accounts Receivable at the end of the reporting period               0

--------------------------------------------------------------------------------
Accounts Receivable Aging                                               Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                            0
31 - 60 days old                                                           0
61 - 90 days old                                                           0
91+ days old                                                               0
Total Accounts Receivable                                                  0
Amount considered uncollectible (Bad Debt)                                 0
Accounts Receivable (Net)                                                  0

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                       Yes     No
1.  Have any assets been sold or transferred outside the
    normal course of business this reporting period?
    If yes, provide an explanation below.                                  X
2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.                                  X
3.  Have all postpetition tax returns been timely filed?
    If no, provide an explanation below.                            X
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect?  If no, provide
    an explanation below.                                           X

Description of funds disbursed from an account other than a DIP account:

                                                                      FORM MOR-5
                                                                      (9/99)